QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.16

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        This Amendment to Amended and Restated Credit Agreement (this "Amendment"), dated as of September 29, 2006, among GLOBALSTAR, INC., a Delaware corporation (the "Borrower"), the Lenders party to the Credit Agreement referenced below (the "Lenders"), and WACHOVIA INVESTMENT HOLDINGS, LLC, as administrative agent (the "Administrative Agent") for the Lenders.

STATEMENT OF PURPOSE:

        The Lenders agreed to extend certain credit facilities to the Borrower pursuant to an Amended and Restated Credit Agreement dated as of August 16, 2006 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement").

        The Borrower has requested that the Administrative Agent and the Required Lenders agree to amend the Credit Agreement as more specifically set forth herein.

        The Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions set forth herein, to grant such requests of the Borrower.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.     Capitalized Terms.    All capitalized undefined terms used in this Amendment (including, without limitation, in the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

        2.     Amendments.    The Credit Agreement is hereby amended as follows:

          (a)   Amendment to Section 1.1 of the Credit Agreement ("Definitions").

              (i)  The definition of "Applicable Cure Date" is hereby amended by replacing the date "October 13, 2006" with "November 15, 2006" in clause (a).

             (ii)  The definition of "Change in Control" is hereby amended by inserting the phrase ", with or without any declaration, demand or giving of notice," in clause (b) of the definition immediately after the word "obligating."

            (iii)  The definition of "Excluded Equity Issuance" is hereby deleted in its entirety and replaced with the following:

    "Excluded Equity Issuance" means (a) the first $100,000,000 of Net Cash Proceeds from any Equity Issuance (other than any Equity Issuance described in the following clause (c) of this definition) of the Borrower following the Amended and Restated Closing Date, including, without limitation, pursuant to the IPO, (b) up to $40,000,000 of Net Cash Proceeds from the IPO in excess of the $100,000,000 referred to in clause (a) hereof and (c) any Equity Issuance pursuant to the Irrevocable Standby Stock Purchase Agreement (including any Equity Issuance pursuant to the exercise of pre-emptive stock purchase rights, to the extent such rights existed on the Original Closing Date, as a result of the Equity Issuance contemplated by the Irrevocable Standby Stock Purchase Agreement).

            (iv)  The definition of "Lender" is hereby amended by replacing the reference to "Section 14.11" with "Section 14.10."

             (v)  The definition of "Liquidity" is hereby amended by replacing the phrase "Letters of Credit" in clause (c) with the phrase "L/C Obligations."

            (vi)  The definition of "Required Lenders" is hereby deleted in its entirety and replaced with the following:

    "Required Lenders" means, at any date, any combination of Lenders having more than fifty percent (50%) of the sum of (a) the aggregate amount of the Revolving Credit Commitment (or, if the Revolving Credit Commitment has been terminated, the aggregate amount of outstanding Revolving Credit Loans, and participations in L/C Obligations and/or Swingline Loans) plus (b) the aggregate outstanding principal amount of the Term Loan (provided that, solely for the purposes of this definition, with respect to the Delayed Draw Term Loan, prior to the Delayed Draw Funding Date, the aggregate amount of the Delayed Draw Term Loan Commitment shall be deemed to be "outstanding"); provided that the Revolving Credit Commitment of, Delayed Draw Term Loan Commitment of, and the portion of the Extensions of Credit, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders."

           (vii)  The following new definition of "Super Majority Lenders" is hereby inserted in correct alphabetical order:

    "Super Majority Lenders" means, at any date, any combination of Lenders having more than (a) sixty-six and two-thirds percent (66 2/3%) of the aggregate amount of the Revolving Credit Commitment (or, if the Revolving Credit Commitment has been terminated, the aggregate amount of outstanding Revolving Credit Loans, and participations in L/C Obligations and/or Swingline Loans) and (b) sixty-six and two-thirds percent (66 2/3%) of the aggregate outstanding principal amount of the Term Loan (provided that, solely for the purposes of this definition, with respect to the Delayed Draw Term Loan, prior to the Delayed Draw Funding Date, the aggregate amount of the Delayed Draw Term Loan Commitment shall be deemed to be "outstanding"); provided that the Revolving Credit Commitment of, Delayed Draw Term Loan Commitment of, and the portion of the Extensions of Credit, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Super Majority Lenders."

          (b)   Amendment to Section 2.2 of the Credit Agreement ("Swingline Loans").    Section 2.2(b)(ii) of the Credit Agreement is hereby amended by inserting the following proviso at the end of such section "provided that in no event shall the amount paid by any Revolving Credit Lender with respect to any Swingline Loan exceed an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the original amount of such Swingline Loan."

          (c)   Amendment to Section 4.4 of the Credit Agreement ("Prepayments of Term Loan").    Section 4.4(b)(v) ("Excess Cash Flow") is hereby amended by inserting the phrase "shall be permanently reduced" to the end of the parenthetical phrase "(or, as applicable, the Delayed Draw Term Loan Commitment)."

          (d)   Amendment to Section 9.16 of the Credit Agreement ("Second Generation Satellite Constellation").    Section 9.16 of the Credit Agreement is hereby amended by replacing the date "October 13, 2006" with "November 15, 2006."

          (e)   Amendment to Section 11.1(e) ("Limitations on Indebtedness").    Section 11.1(e)(iii) is hereby amended by deleting the word "Subordinated."

          (f)    Amendment to Section 11.1(f) ("Limitations on Indebtedness").    Section 11.1(f)(v) is hereby amended by:

              (i)  replacing the word "and" immediately before subsection (ii) with a comma;

             (ii)  replacing the semicolon at the end of subsection (ii) with a comma; and

            (iii)  inserting the following subsections at the end of subsection (ii):

    "(iii) such Indebtedness shall mature no earlier than the date which is six (6) months following the later of (x) the Term Loan Maturity Date and (y) the Revolving Credit Maturity Date, (iv) the terms of such Indebtedness shall comply with the terms of Section 11.11 hereof and (v) such Indebtedness shall otherwise contain terms, conditions, representations and warranties customary for such type of Indebtedness at the time such Indebtedness is incurred."

          (g)   Amendment to Section 11.3 ("Limitations on Loans, Advances, Investments and Acquisitions").    Section 11.3(h) is hereby amended by inserting the phrase "in the ordinary course of business, consistent with the Borrower's equity incentive plan" immediately after the phrase "Capital Stock of the Borrower."

          (h)   Amendment to Section 11.6 ("Limitations on Dividends and Distributions").    Section 11.6(c) is hereby amended by inserting the parenthetical "(other than the IPO)" immediately after the phrase "from the issue of new shares of its Capital Stock."

          (i)    Amendment to Section 12.1 ("Events of Default").    Section 12.1(q) is hereby deleted in its entirety and replaced with the following:

    "(q)    Irrevocable Standby Stock Purchase Agreement; Escrow Agreement.    The Borrower or Thermo Funding Company LLC shall breach any of their respective obligations under either the Irrevocable Standby Stock Purchase Agreement or the Escrow Agreement, or any material provision of the Irrevocable Standby Stock Purchase Agreement or the Escrow Agreement shall cease to be valid and binding on the parties thereto or any such Person shall so state in writing, or the Irrevocable Standby Stock Purchase Agreement or the Escrow Agreement shall be terminated or expire, except pursuant to Equity Issuances by the Borrower of common stock under such Irrevocable Standby Stock Purchase Agreement which has resulted in Net Cash Proceeds to the Borrower of an aggregate of $200,000,000 or otherwise in accordance with its terms."

          (j)    Amendment to Article XIII ("The Administrative Agent").    Article XIII is hereby amended by inserting the following Section 13.10 after Section 13.9 thereof:

    "SECTION 13.10    Irrevocable Standby Stock Purchase Agreement and Escrow Agreement.    The Administrative Agent will not agree to any amendment, waiver or modification to the Irrevocable Standby Stock Purchase Agreement or the Escrow Agreement which is in any manner adverse to any Lender unless such amendment, waiver or modification is consented to by the Super Majority Lenders."

          (k)   Amendment to Section 14.2 of the Credit Agreement ("Amendments, Waivers and Consents").    Section 14.2 is hereby amended by:

              (i)  replacing the word "or" at the end of subsection (h) with a semi-colon, and

             (ii)  inserting the following new subsections (j), (k), (l), (m) and (n) immediately after subsection (i):

    "(j)    waive any of the conditions, or waive any Default or Event of Default, for purposes of waiving, or having the effect of waiving, any of the conditions set forth in Section 6.4 that are conditions to funding Revolving Credit Loans without the prior written consent of any combination of Revolving Credit Lenders having more than fifty percent (50%) of the aggregate amount of the Revolving Credit Commitment, or if the Revolving Credit Commitment has been terminated, the aggregate amount of outstanding Revolving Credit Loans and participations in L/C Obligations and/or Swingline Loans;

    (k)    release from the Guaranty Agreement any of the License Subsidiaries that are Subsidiary Guarantors (other than as authorized in Section 13.9), without the written consent of each Lender;

    (l)    release any Lien on the Capital Stock of any License Subsidiary without the written consent of each Lender;

    (m)    sell, lease, transfer or otherwise dispose of any Material Communications License without the written consent of each Lender; or

    (n)    amend, waive or otherwise modify Section 9.16, Section 9.17, Section 10.3 and Section 10.4 without the written consent of the Super Majority Lenders."

          (l)    Amendment to Section 14.3 of the Credit Agreement ("Expenses; Indemnity").    Section 14.3(c) is hereby amended by:

              (i)  replacing the term "Applicable Margin" with the phrase "ratable portion of the aggregate amount of Commitment Percentages," and

             (ii)  replacing the phrase "subject to the provisions of Section 5.7" with the phrase "several, not joint nor joint and several."

          (m)  Amendment to Sections 2.4 ("Repayment and Prepayment of Revolving Credit and Swingline Loans"), 2.5 ("Permanent Reduction of the Revolving Credit Commitment") and 12.2 ("Remedies").    Section 2.4(b), Section 2.5(b) and Section 12.2(b) are hereby amended by replacing the phrase "then undrawn and unexpired amount of such Letters of Credit" in each such section with the term "L/C Obligations."

          (n)   Updated Schedules.    The Schedules to the Credit Agreement are amended and restated in their entirety by the updated Schedules to the Credit Agreement attached hereto.

        3.     Conditions to Effectiveness.    Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective as of the date hereof:

          (a)   the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders;

          (b)   the Administrative Agent shall have been reimbursed for all fees and out of pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the fees and expenses referred to in Paragraph 7 of this Amendment; and

          (c)   the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.

        4.     Effect of the Amendment.    Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) establish a course of dealing, or to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

        5.     Representations and Warranties/No Default.    By its execution hereof, the Borrower hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

          (a)   All Communications Licenses are held by License Subsidiaries as of the date hereof.

          (b)   After giving effect to the amendments set forth in Section 2(n) above, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred and is continuing as of the date hereof.

          (c)   It has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

          (d)   This Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

        6.     Reaffirmations.

          (a)   Each of the Subsidiary Guarantors (i) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Subsidiary Guarantor under, or release such Subsidiary Guarantor from any obligations under, the Guaranty Agreement, the Collateral Agreement and each other Security Document to which such Subsidiary Guarantor is a party, (ii) confirms and reaffirms its obligations under the Guaranty Agreement, the Collateral Agreement and each other Security Document to which such Subsidiary Guarantor is a party and (iii) agrees that the Guaranty Agreement, the Collateral Agreement and each other Security Document to which such Subsidiary Guarantor is a party remains in full force and effect and is hereby ratified and confirmed.

          (b)   Thermo Funding Company LLC (i) agrees that the transactions contemplated by this Amendment shall not limit or diminish its obligations under, or release it from any obligations under, the Irrevocable Standby Stock Purchase Agreement or the Escrow Agreement, (ii) confirms and reaffirms its obligations under each of the Irrevocable Standby Stock Purchase Agreement and the Escrow Agreement and (iii) agrees that each of the Irrevocable Standby Stock Purchase Agreement and the Escrow Agreement remains in full force and effect and is hereby ratified and confirmed.

          (c)   Each party hereto acknowledges and agrees that each of the Irrevocable Standby Stock Purchase Agreement and the Escrow Agreement is a "Loan Document" as defined in the Credit Agreement.

        7.     Fees and Expenses.    The Borrower shall pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

        8.     Governing Law.    This Amendment shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).

        9.     Counterparts.    This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

        10.   Facsimile Transmission.    A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:
GLOBALSTAR, INC., as Borrower
By:	/s/ Fuad Ahmad
	Name:	Fuad Ahmad
	Title:	Vice President and CFO
GUARANTORS:
GLOBALSTAR LEASING LLC, as Subsidiary Guarantor
By:	/s/ James Monroe III
	Name:	James Monroe III
	Title:	President
GLOBALSTAR C, LLC, as Subsidiary Guarantor
By:	/s/ Fuad Ahmad
	Name:	Fuad Ahmad
	Title:	Treasurer
GLOBALSTAR SECURITY SERVICES, LLC, as Subsidiary Guarantor
By:	Anthony J. Navarra
	Name:	Anthony J. Navarra
	Title:	President

[Signature Pages Continue]

GSSI, LLC, as Subsidiary Guarantor
By:	/s/ Fuad Ahmad
	Name:	Fuad Ahmad
	Title:	Treasurer
ATSS CANADA, INC., as Subsidiary Guarantor
By:	/s/ Fuad Ahmad
	Name:	Fuad Ahmad
	Title:	Treasurer
GLOBALSTAR USA, LLC, as Subsidiary Guarantor
By:	/s/ Fuad Ahmad
	Name:	Fuad Ahmad
	Title:	Treasurer

[Signature Pages Continue]

WACHOVIA INVESTMENT HOLDINGS, LLC, as Administrative Agent, Swingline Lender, Issuing Lender and Lender
By:	/s/ Marc A. Birenbaum
	Name:	Marc A. Birenbaum
	Title:	Director

[Signature Pages Continue]

BEAR STEARNS CREDIT PRODUCTS INC., as a Lender
By:	/s/ Jeffery Tuck
	Name:	Jeffery Tuck
	Title:	Authorized Signatory

[Signature Pages Continue]

Acknowledged and accepted:
THERMO FUNDING COMPANY LLC
By:	/s/ James Monroe III
	Name:	James Monroe III
	Title:	Manager

QuickLinks

  Exhibit 10.16
AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT